UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2009

SKYE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27549	88-0362112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 E. Gray Rd., Suite 104 Scottsdale AZ 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (480) 993-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 13, 2009 the Registrant was advised that its private label HeatWave™ point-of-use water heater product utilizing the Registrant’s patented Paradigm™ technology successfully completed safety certification testing by Intertek Testing Services and was found to comply with the following standards:

•	ETL(US) UL499, 13th Edition Rev. August 29, 2008, and
•	ETL(C) CSA C22.2 No. 64-91, Rev. 2003.

The Registrant will debut its new HeatWave™ product line at the International Builder’s Show in Las Vegas, January 20 – 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE INTERNATIONAL, INC

Date: January 16, 2009	By:	/s/ Thaddeus (Ted) F. Marek
Name: Thaddeus (Ted) F. Marek
Title: Secretary & CFO